Exhibit 99.2

BIOMERK, INC.
(A DEVELOPMENT STAGE COMPANY)
FINANCIAL STATEMENTS
FOR THE ONE MONTH ENDED JANUARY 31, 2007
(WITH CUMLATIVE TOTALS SINCE INCEPTION)
(UNAUDITED)

BIOMERK, INC.
(A DEVELOPMENT STAGE COMPANY)
INDEX TO FINANCIAL STATEMENTS
FOR THE ONE MONTH ENDED JANUARY 31, 2007
(WITH CUMULATIVE TOTALS SINCE INCEPTION)
(UNAUDITED)

Page(s)

Report of Independent Registered Public Accounting Firm	1

Financial Statements (Unaudited):

Balance Sheet at January 31, 2007 (Unaudited)	2

Statements of Operations for the One Month ended
January 31, 2007 and for the Period September 6, 2006
(Inception) through January 31, 2007 with cumulative
totals since inception.	3

Statements of Changes in Stockholders’ Deficit
for the Period September 6, 2006 (Inception) through
January 31, 2007.	4

Statement of Cash Flows for the One Month ended
January 31, 2007 and the Period September 6, 2006
(Inception) through January 31, 2007 with cumulative
totals since inception.	5

Notes to the Financial Statements	6-11

BAGELL, JOSEPHS, LEVINE & COMPANY, L.L.C.
Certified Public Accountants
High Ridge Commons
200 Haddonfield Berlin Road
Suites 400-403
Gibbsboro, New Jersey 08026
(856) 346-2828 Fax (856) 346-2882

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
Biomerk, Inc.
Baltimore, MD

We have reviewed the accompanying balance sheets of Biomerk, Inc. (the “Company”) a development stage company as of January 31, 2007 and the related statements of operations, changes in stockholders’deficit, and cash flows for the one month ended January 31, 2007. These interim financial statements are the responsibility of the Company’s management.

We conducted our review in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists primarily of inquiries of Company personnel and analytical procedures applied to financial data. It is substantially less in scope than an audit in accordance with standards of the Public Company Accounting Oversight Board, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with U.S. generally accepted accounting principles.

BAGELL, JOSEPHS, LEVINE & COMPANY, L.L.C.

BAGELL, JOSEPHS, LEVINE & COMPANY, L.L.C.
Certified Public Accountants
Gibbsboro, New Jersey

 July 31, 2007

MEMBER OF:	AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS (AICPA)
CENTER FOR PUBLIC COMPANY AUDIT FIRMS (CPCAF)
NEW JERSEY SOCIETY OF CERTIFIED PUBLIC ACCOUNTANTS
PENNSYLVANIA INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS
FLORIDA STATE BOARD OF ACCOUNTANCY

BIOMERK, INC.
(A DEVELOPMENT STAGE COMPANY)
BALANCE SHEET
JANUARY 31, 2007
(UNAUDITED)

ASSETS

Current Assets:
Cash and cash equivalents	$399,650
Interest receivable	4,529
Prepaid expenses	25,202

Total Current Assets	429,381

TOTAL ASSETS	$429,381

LIABILITIES AND STOCKHOLDERS’ DEFICIT

LIABILITIES
Current Liabilities:
Accounts payable	$1,157
Liability for stock to be issued	450,000

Total Current Liabilities	451,157

Total Liabilities	$451,157

STOCKHOLDERS’ (DEFICIT)
Common stock, $.01 par value; 10,000,000 shares authorized;
zero shares issued and outstanding	-
Deficit accumulated during the development stage	(21,776)
Total Stockholders’ (Deficit)	(21,776)

TOTAL LIABILITIES AND STOCKHOLDERS’ (DEFICIT)	$429,381

The accompanying notes are an integral part of the financial statements.

BIOMERK, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF OPERATIONS
FOR THE ONE MONTH ENDED JANUARY 31, 2007
(WITH CUMULATIVE TOTALS SINCE INCEPTION)
(UNAUDITED)

		Cumulative Totals
		September 6, 2006
	One Month Ended	(Inception) through
	January 31, 2007	January 31, 2007

REVENUES	$-	$-

OPERATING EXPENSES
Professional fees	5,500	22,000
General and administrative expenses	1,614	6,048
Total operating expenses	7,114	28,048

LOSS BEFORE OTHER INCOME	(7,114)	(28,048)

OTHER INCOME
Interest	2,310	6,272
Total Other Income	2,310	6,272

LOSS BEFORE PROVISION FOR INCOME TAXES	(4,804)	(21,776)
Provision for income taxes	-	-

NET LOSS APPLICABLE TO COMMON SHARES	$(4,804)	$(21,776)

WEIGHTED AVERAGE COMMON SHARES
OUTSTANDING	-

NET (LOSS) PER COMMON SHARES
OUTSTANDING	$-

The accompanying notes are an integral part of the financial statements.

BIOMERK, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF CHANGES IN STOCKHOLDERS’ DEFICIT
FOR THE PERIOD SEPTEMBER 6, 2006 (INCEPTION) TO DECEMBER 31, 2006
AND THE ONE MONTH ENDED JANUARY 31, 2007
(UNAUDITED)

				Deficit
				Accumulated
				During the
	Common Stock		Additional	Development
Description	Shares	Amount	Paid - In Capital	Stage	Total

Balance, September 6, 2006	-	$-	$-	$-	$-

Net activity for the period September 6, 2006
(Inception) to December 31, 2006	-	-	-	(16,972)	(16,972)

Balance, December 31, 2006	-	-	-	(16,972)	(16,972)

Net activity for the one month ended January 31, 2007	-	-	-	(4,804)	(4,804)

Balance, January 31, 2007	-	$-	$-	$(21,776)	$(21,776)

The accompanying notes are an integral part of the financial statements.

BIOMERK, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF CASH FLOWS
FOR THE ONE MONTH ENDED JANUARY 31, 2007
(WITH CUMULATIVE TOTALS SINCE INCEPTION)
(UNAUDITED)

		Cumulative Totals
		September 6, 2006
	Month Ended	(Inception) through
	January 31, 2007	January 31, 2007

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(4,804)	$(21,776)

Adjustments to reconcile net loss to net cash
(used in) operaing activities

Changes in assets and liabilities
Interest receivable	(784)	(4,529)
Prepaid expenses	(24,953)	(25,202)
Accounts payable	(42)	1,157

Total Adjustments	(25,779)	(28,574)

Net cash (used in) operating activities	(30,583)	(50,350)

CASH FLOW FROM FINANCING ACTIVITIES
Liability for stock to be issued	450,000	450,000

Net cash provided by financing activities	450,000	450,000

NET DECREASE IN CASH	(30,583)	399,650

CASH - BEGINNING OF PERIOD	430,233	-

CASH - END OF PERIOD	$399,650	$399,650

SUPPLEMENTAL CASH FLOW INFORMATION
During the year, cash was paid for the following:
Income Taxes	$-	$-
Interest	$-	$-

The accompanying notes are an integral part of the financial statements.

BIOMERK, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS
FOR THE ONE MONTH ENDED JANUARY 31, 2007
(WITH CUMULATIVE TOTALS SINCE INCEPTION)
(UNAUDITED)

NOTE 1-     NATURE OF BUSINESS

Biomerk, Inc. (the “Company”), a development stage company, was incorporated in the State of Maryland on September 6, 2006. Biomerk, Inc. plans to focus on biotechnology as its business approach.

The Company is focused on generating a novel preclinical platform of human cancer tumor immune-deficient mice xenografts (Biomerk Tumorgrafts™).

NOTE 2-     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

                   Development Stage Company

The Company is considered to be in the development stage as defined in Statement of Financial Accounting Standards (SFAS) No. 7, “Accounting and Reporting by Development Stage Enterprises”. The Company has devoted substantially all of its efforts to business planning, and development. Additionally, the Company has allocated a substantial portion of their time and investment in bringing their product to the market, and the raising of capital.

                   Company Year End

The Company is a December 31st year-end.

                   Cash and Cash Equivalents

For financial statement presentation purposes, the Company considers short-term, highly liquid investments with original maturities of three months or less to be cash and cash equivalents.

The Company maintains cash and cash equivalent balances at a financial institution that is insured by the Federal Deposit Insurance Corporation up to $100,000.

BIOMERK, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
FOR THE ONE MONTH ENDED JANUARY 31, 2007
(WITH CUMULATIVE TOTALS SINCE INCEPTION)
(UNAUDITED)

NOTE 2-     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

                   Revenue Recognition

The Company’s financial statements are prepared under the accrual method of accounting. Revenues will be recognized in the period the services are performed and costs are recorded in the period incurred rather than paid.

                   Fair Value of Financial Instruments

The Company’s financial instruments are all carried at amounts that approximate their estimated fair value as of January 31, 2007.

                   Income Taxes

The provision for income taxes includes the tax effects of transactions reported in the financial statements. Deferred taxes would be recognized for differences between the basis for assets and liabilities for financial statement and income tax purposes. The major difference relates to the net operating loss carry forwards generated by sustaining deficits during the development stage.

                   Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                   Advertising Costs

Advertising and promotions costs are expensed as incurred. The Company incurred no such expenses since inception.

BIOMERK, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
FOR THE ONE MONTH ENDED JANUARY 31, 2007
(WITH CUMULATIVE TOTALS SINCE INCEPTION)
(UNAUDITED)

NOTE 2-     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

                   Recent Accounting Pronouncements

In February 2006, the FASB issued SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments, an amendment of FASB Statements No. 133 and 140.” SFAS No. 155 resolves issues addressed in SFAS No. 133 Implementation Issue No. D1, “Application of Statement 133 to Beneficial Interests in Securitized Financial Assets,” and permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation, clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS No. 133, establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives and amends SFAS No. 140 to eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. SFAS No. 155 is effective for all financial instruments acquired or issued after the beginning of the first fiscal year that begins after September 15, 2006. The Company is currently evaluating the effect the adoption of SFAS No. 155 will have on its financial position or results of operations.

In March 2006, the FASB issued SFAS No. 156, “Accounting for Servicing of Financial Assets, an amendment of FASB Statement No. 140.” SFAS No. 156 requires an entity to recognize a servicing asset or liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract under a transfer of the servicer’s financial assets that meets the requirements for sale accounting, a transfer of the servicer’s financial assets to a qualified special-purpose entity in a guaranteed mortgage securitization in which the transferor retains all of the resulting securities and classifies them as either available-for-sale or trading securities in accordance with SFAS No. 115, “Accounting for Certain Investments in Debt and Equity Securities” and an acquisition or assumption of an obligation to service a financial asset that does not relate to financial assets of the servicer or its consolidated affiliates. Additionally, SFAS No. 156 requires all separately recognized servicing assets and servicing liabilities to be initially measured at fair value, permits an entity to choose either the use of an amortization or fair value method for subsequent measurements, permits at initial adoption a one-time reclassification of available-for-sale securities to trading securities by entities with recognized servicing rights and requires separate presentation of servicing assets and liabilities subsequently measured at fair value and additional disclosures for all separately recognized servicing assets and liabilities. SFAS No. 156 is effective for transactions entered into after the beginning of the first fiscal year that begins after September 15, 2006. The Company is currently evaluating the effect the adoption of SFAS No. 156 will have on its financial position or results of operations.

BIOMERK, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
FOR THE ONE MONTH ENDED JANUARY 31, 2007
(WITH CUMULATIVE TOTALS SINCE INCEPTION)
(UNAUDITED)

NOTE 2-     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

                   Recent Accounting Pronouncements (Continued)

In September 2006, the FASB issued SFAS No. 157 “Fair Value Measurements,” which provides a definition of fair value, establishes a framework for measuring fair value and requires expanded disclosures about fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The provisions of SFAS No. 157 should be applied prospectively. Management is assessing the potential impact on its financial condition and results of operations.

In September 2006, the FASB issued SFAS No. 158 “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans”, which amends SFAS No. 87 “Employers’ Accounting for Pensions” (SFAS No. 87), SFAS No. 88 “Employers’ Accounting for Settlements and Curtailments of Defined Benefit Pension Plans and for Termination Benefits” (SFAS No. 88), SFAS No. 106 “Employers’ Accounting for Postretirement Benefits Other Than Pensions” (SFAS No. 106), and SFAS No. 132R “Employers’ Disclosures about Pensions and Other Postretirement Benefits (revised 2003)” (SFAS No. 132R). This statement requires companies to recognize an asset or liability for the overfunded or underfunded status of their benefit plans in their financial statements. SFAS No. 158 also requires the measurement date for plan assets and liabilities to coincide with the sponsor’s year-end. The standard provides two transition alternatives related to the change in measurement date provisions. The recognition of an asset and liability related to the funded status provision is effective for fiscal year ending after December 15, 2006 and the change in measurement date provisions is effective for fiscal years ending after December 15, 2008. This pronouncement has no effect on the Company at this time.

BIOMERK, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
FOR THE ONE MONTH ENDED JANUARY 31, 2007
(WITH CUMULATIVE TOTALS SINCE INCEPTION)
(UNAUDITED)

NOTE 3-     LIABILITY FOR STOCK TO BE ISSUED

This account represents funds received by the Company for stock to be issued. The stock was issued May 14, 2007.

NOTE 4-     STOCKHOLDERS’ EQUITY

On September 6, 2006 the Company was formed with one class of common stock, par value $.01. The Company is authorized to issue 10,000,000 shares of common stock. There were no stock options or warrants issued or outstanding.

NOTE 5-     PROVISION FOR INCOME TAXES

Deferred income taxes will be determined using the liability method for the temporary differences between the financial reporting basis and income tax basis of the Company’s assets and liabilities. Deferred income taxes will be measured based on the tax rates expected to be in effect when the temporary differences are included in the Company’s tax return. Deferred tax assets and liabilities are recognized based on anticipated future tax consequences attributable to differences between financial statement carrying amounts of assets and liabilities and their respective tax bases.

At January 31, 2007, deferred tax assets consist of the following:

Net operating loss carryforwards	$8,700
Less: valuation allowance	(8,700)
$-0-

At January 31, 2007, the Company had accumulated deficits of $21,776 during the development stage to offset future taxable income. The Company will establish valuation allowances equal to the full amount of the deferred tax assets due to the uncertainty of the utilization of the operating losses in future periods.

BIOMERK, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
FOR THE ONE MONTH ENDED JANUARY 31, 2007
(WITH CUMLATIVE TOTALS SINCE INCEPTION)
(UNAUDITED)

NOTE 6-     SUBSEQUENT EVENT

On May 18, 2007, the Company entered into an Agreement and Plan of Merger with Champions Biotechnology, Inc. a publicly traded company. Champions Biotechnology, Inc. intends to engage in the acquisition and early stage development of a portfolio of new therapeutic drug candidates and also the acquisition and development of novel technologies that it hopes will improve methods of and approaches to disease treatment. Champions Biotechnology, Inc. issued 4,000,000 shares of its common stock to acquire Biomerk, Inc.